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                                                                    EXHIBIT 99.b


                           Sun Coast Industries, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Statements


     The following unaudited pro forma condensed consolidated balance sheet and statements of income give effect to the sale of the net assets of the Specialty Resins and Compounds Division of Plastics Manufacturing Company, a wholly owned subsidiary of Sun Coast Industries, Inc. to Borden Chemical, Inc. as if the sale had been completed with all proceeds received at July 1, 1996 for the condensed consolidated statements of income.

     The pro forma data does not purport to be indicative of the results which would actually have been reported if the transaction had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of the Company and the related notes to such financial statements. To comply with 8-K pro forma financial statement requirements, the historical income statements exclude discontinued operations (the Company recently disposed of portions of its Consumer Products and Foodservice Tableware Divisions).

     The primary earnings per common share from continuing operations is based on 4.2 million and 4.0 million weighted average shares of common stock outstanding for the three months and the year ended September 30, 1997 and June 30, 1997, respectively.



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
                          SUN COAST INDUSTRIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                for the Three Months Ended September 30, 1997
                                 (unaudited)
                (dollars in thousands, except per share data)


                                            Company        Assumed                    Pro forma
                                           Historical    Disposition     Pro forma     Adjusted
                                            9/30/97      of Business    Adjustments     9/30/97
                                                              (A)             (B)
Sales                                    $   16,637     $    9,773                   $   6,864
Costs and expenses:
   Cost of sales                            (14,365)        (8,835)                     (5,530)
   Selling, general and administrative       (1,480)          (673)                       (807)
   Interest, net                               (403)          (184)     $     (123)        (96)
                                         ----------                                  ---------

                                            (16,248)        (9,692)           (123)     (6,433)
                                         ----------                                  ---------

Income before provision for
   income taxes                                 389             81            (123)        431
Provisions for income taxes                    (141)           (29)             42        (154)
                                         ----------                                  ---------
   Income from continuing operations     $      248      $      52      $      (81)  $     277
                                         ==========                                  =========


Net income per common share:
   Continuing operations                 $     0.06                                  $    0.07

Primary shares outstanding                4,170,739                                  4,170,739


Notes:

(A)  To reflect the following:

     - elimination of the sales and directly allocable expenses related to the Specialty Resins and Compounds Division; and

     - the related tax expense at appropriate U.S. Statutory tax rates.

(B)  To reflect the following:

     - interest savings resulting from the use of the cash proceeds of $13,646,000 from the sale of the Specialty Resins and Compounds Division to retire debt; and

     - the related tax benefit of the pro forma adjustment at appropriate U.S. statutory tax rates.




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
                          SUN COAST INDUSTRIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       for the Year Ended June 30, 1997
                                 (unaudited)
                (dollars in thousands, except per share data)


                                            Company        Assumed
                                           Historical    Disposition     Pro forma    Pro forma
                                            6/30/97      of Business    Adjustments    Adjusted
                                                             (A)            (B)        6/30/97
Sales                                    $   66,716     $   37,787                   $  28,929
Costs and expenses:
   Cost of sales                            (53,666)       (31,162)                    (22,504)
   Selling, general and administrative       (7,207)        (3,204)                     (4,003)
   Interest, net                             (1,932)        (1,226)     $      (68)       (638)
                                         ----------                                  ---------

                                            (62,805)       (35,592)            (68)    (27,145)
                                         ----------                                  ---------

Income before provision for
   income taxes                               3,911          2,195             (68)      1,784
Provisions for income taxes                  (1,571)          (768)             24        (827)
                                         ----------                                  ---------
   Income from continuing operations     $    2,340     $    1,427      $      (44)  $     957
                                         ==========                                  =========

Net income per common share:
   Continuing operations                 $     0.58                                  $    0.26

Primary shares outstanding                4,045,713                                  4,045,713



Notes:

(A)  To reflect the following:

     - elimination of the sales and directly allocable expenses related to the Specialty Resins and Compounds Division; and

     - the related tax expense at appropriate U.S. Statutory tax rates.

(B)  To reflect the following:

     - interest savings resulting from the use of the cash proceeds of $13,646,000 from the sale of the Specialty Resins and Compounds Division to retire debt; and

     - the related tax benefit of the pro forma adjustment at appropriate U.S. statutory tax rates.



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
                          SUN COAST INDUSTRIES, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                           as of September 30, 1997
                                  (unaudited)
                            (dollars in thousands)

                                                             Company         Assumed        Pro Form
                                                            Historical     Disposition      Adjusted
                                                             9/30/97       of Business      9/30/97
ASSETS                                                                         (A)

Current assets:
     Cash and cash equivalents                              $    520                        $    520
     Accounts receivable, net                                  7,951      $  (5,010)           2,941
     Inventories                                               4,159         (2,115)           2,044
     Other current assets                                        126             (5)             121
     Net assets of discontinued operations                     5,463                           5,463
                                                            --------                        --------

          Total current assets                                18,219         (7,130)          11,089

     Property, plant and equipment, net                       21,854        (10,185)          11,669
     Intangible assets                                           246                             246
     Deferred income taxes                                       387            117              504
     Other assets                                              1,875           (261)           1,614
                                                            --------                        --------

          Total assets                                      $ 42,581      $ (17,459)        $ 25,122
                                                            ========                        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                       $  4,952      $  (3,238)        $  1,714
     Accrued expenses                                          6,596            766            7,362
     Current portion of long-term debt                         5,429         (3,771)           1,658
                                                            --------                        --------

          Total current liabilities                           16,977         (6,243)          10,734

     Long-term debt                                           11,995         (9,989)           2,006
     Deferred income taxes                                     1,482         (1,227)             255
                                                            --------                        --------

          Total liabilities                                   30,454        (17,459)          12,995
                                                            --------                        --------
     Stockholders' equity:
        Common stock                                              41                              41
        Additional paid-in capital                            11,554                          11,554
        Retained earnings                                        532                             532
                                                            --------                        --------

          Total stockholders' equity                          12,127             --           12,127
                                                            --------                        --------

          Total liabilities and stockholders' equity        $ 42,581      $ (17,459)        $ 25,122
                                                            ========                        ========


Notes:

(A)  To reflect the following:


     - the disposition of operating assets and liabilities related to the Specialty Resins and Compounds Division, net of related tax effects, and;

     - the reduction of debt with the cash proceeds from the disposition of the Specialty Resins and Compounds Division.




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